UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CONTEXTLOGIC INC.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A filing consists of a press release relating to the proposed reorganization of ContextLogic Inc., a Delaware corporation (the “Company”) intended to help protect the long-term value of the Company’s substantial net operating loss carry forwards, as specified in that certain Agreement and Plan of Reorganization, dated May 23, 2025, by and among the Company, Easter Parent, Inc., a Delaware corporation, and Easter Merger Sub, Inc., a Delaware corporation, as amended and restated in full by the Second Amended and Restated Agreement and Plan of Reorganization, dated as of July 3, 2025, as disclosed in the Company’s amended and restated proxy statement filed with the Security Exchange Commission (the “SEC”) on June 18, 2025, and the supplemental additional definitive proxy soliciting materials filed with the SEC on July 3, 2025. The press release was first used or made available on July 10, 2025.

ContextLogic Announces Adjournment of Annual Meeting of Stockholders to Allow Additional Time for Stockholders to Vote “FOR” the Reorganization Proposal

Approximately 99% of Shares Voted have been “FOR” the Reorganization Proposal

Additional Shares Needed to Vote “FOR” to Approve the Reorganization

Urges ALL Stockholders to Protect the Value of their Investment by Voting “FOR” the Reorganization Proposal TODAY

OAKLAND, Calif., July 10, 2025 (GLOBE NEWSWIRE) -- ContextLogic Inc. (OTCQB: LOGC) (“ContextLogic,” the “Company,” “we” or “our”) today announced its Annual Meeting of Stockholders (the “Annual Meeting”) being held today will convene and then adjourn without conducting any business. The Annual Meeting will reconvene at 10:00 a.m. Pacific Time on July 24, 2025. The Annual Meeting was being held in connection with the Company’s proposed reorganization plans (the “Reorganization” or “Reorganization Proposal”), in addition to other matters, as described in the Company’s amended and restated definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 18, 2025, as supplemented by the additional definitive proxy soliciting materials filed with the SEC on July 3, 2025.

To preserve the long-term value of the Company’s NOLs, the holders of a majority of ContextLogic’s outstanding shares must vote in support of the Reorganization Proposal. Approximately 99% of the shares voted have been “FOR” the Reorganization. The adjournment will provide time to solicit the additional proxies necessary to obtain the requisite approval.

Stockholders who have previously submitted their proxy or otherwise voted do not need to take any action. The proxy card included with the previously distributed proxy materials will not be updated to reflect the adjournment and may continue to be used to vote shares in connection with the Annual Meeting.

VOTING TODAY “FOR” THE REORGANIZATION IS EXTREMELY IMPORTANT AND CRITICAL TO THE FUTURE OF YOUR INVESTMENT IN CONTEXTLOGIC

The ContextLogic Board of Directors urges all stockholders to protect the value of their investment, by voting FOR the Reorganization TODAY. All stockholders of record as of the close of business on May 19, 2025 are entitled to vote at the Annual Meeting.

Each stockholder’s vote matters and is important no matter how many shares they own. A failure to vote is the same as voting against the Reorganization. Every day that stockholder approval is delayed puts the value of the Company’s NOLs at risk.

How to Vote Your Shares

ContextLogic stockholders can vote online or by telephone by following the easy instructions on the previously provided proxy card. To ensure your shares are represented at the Annual Meeting, ContextLogic stockholders are urged to vote online or by telephone by following the easy instructions on the previously provided proxy card. The new electronic voting deadline is 11:59 p.m. Eastern Time on July 23, 2025.

If you are a stockholder of record and have questions or need assistance voting your shares, please contact the Company's proxy solicitor MacKenzie Partners by calling toll-free at (800) 322-2885 or via email at proxy@mackenziepartners.com.

Upon receipt of stockholder approval, the Company expects to complete the Reorganization in the days following.

About ContextLogic Inc.

ContextLogic Inc. is a publicly traded company currently seeking to develop and grow a de novo business and finance potential future bolt-on acquisitions of assets or businesses that are complementary to its operations. For more information on ContextLogic, please visit ir.contextlogicinc.com.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements regarding ContextLogic’s plan of reorganization, including the execution timeline, impact on NOLs, financial expectations or projections, outlook, priorities, strategic direction, and other quotes of management. In some cases, forward-looking statements can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “foresees,” “forecasts,” “guidance,” “intends” “goals,” “may,” “might,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “targets,” “will,” “would” or similar expressions and the negatives of those terms.  These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Important factors, risks and uncertainties that could cause actual results to differ materially from those forward-looking statements include but are not limited to: our ability to complete the Reorganization and obtain the expected benefits; continued listing of common stock on OTC markets following Reorganization; the impact of transfer restrictions on liquidity and market price of our common stock; risks related to an ownership change; adverse effects if Reorganization is not approved; the strategic alternatives considered by our Board of Directors, including the decisions taken thereto; our ability to utilize our net operating loss carryforwards and other tax attributes; risks related to any future acquisition of a business or assets; currently pending or future litigation; risks if we are deemed to be an investment company under the Investment Company Act of 1940; impact of anti-takeover provisions in our charter documents, in our Tax Benefits Preservation Plan and under Delaware law; and the other important factors. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Further information on these and additional risks that could affect ContextLogic’s results is included in its filings with the Securities and Exchange Commission (“SEC”), including the amended and restated Proxy Statement/Prospectus filed on June 18, 2025, the additional definitive proxy soliciting materials filed on July 3, 2025, the Annual Report on Form 10-K for the year ended December 31, 2024, as amended by Amendment No. 1 to the Annual Report on Form 10K/A, the Quarterly Report on Form 10-Q for the period ended March 31, 2025 and other reports that ContextLogic files with the SEC from time to time, which could cause actual results to vary from expectations. Any forward-looking statement made by ContextLogic in this news release speaks only as of the day on which ContextLogic makes it. ContextLogic assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Investor Relations:
Lucy Simon, ContextLogic
ir@contextlogicinc.com